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                                                                   EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-22325) of our report dated March 1, 1996, included in the form 10-K/A of Quarterdeck Corporation dated August 14, 1997.



                                           ARTHUR ANDERSEN LLP



St. Louis, Missouri
August 14, 1997